UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐   Preliminary Proxy Statement

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☐  Definitive Proxy Statement

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☐   Soliciting Material under Rule 14a-12

COLUMBIA SPORTSWEAR COMPANY

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2015.  Meeting Information  COLUMBIA SPORTSWEAR COMPANY  Meeting Type: Annual Meeting  For holders as of: March 25, 2015  Date: May 19, 2015 Time: 3:00 PM Local Time  Location: Columbia Sportswear Company  14375 NW Science Park Drive Portland, OR 97229  You are receiving this communication because you hold shares in the company named above.  This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more cplete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.  COLUMBIA SPORTSWEAR COMPANY 14375 NW SCIENCE PARK DRIVE PORTLAND, OR 97229  M86797-P61667 See the reverse side of this notice to obtain proxy materials and voting instruct

*** Exercise Your Right to Vote ***   Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on May 19, 2015.    Meeting Information   COLUMBIA SPORTSWEAR COMPANY   Meeting Type: Annual Meeting   For holders as of: March 25, 2015   Date: May 19, 2015 Time: 3:00 PM Local Time   Location: Columbia Sportswear Company   14375 NW Science Park Drive   Portland, OR 97229   You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.    COLUMBIA SPORTSWEAR COMPANY  14375 NW SCIENCE PARK DRIVE  PORTLAND, OR 97229   M86797-P61667  See the reverse side of this notice to obtain  proxy materials and voting instructions.ions.

Before You Vote   How to Access the Proxy Materials   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 5, 2015 to facilitate timely delivery.  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  NOTICE AND PROXY STATEMENT 2014 ANNUAL REPORT TO SHAREHOLDERS  Proxy Materials Available to VIEW or RECEIVE:  .XXXX XXXX XXXX XXXX  .XXXX XXXX XXXX XXXX  How To Vote   Please Choose One of the Following Voting Methods   Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special  requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, Before You Vote   How to Access the Proxy Materials   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 5, 2015 to facilitate timely delivery.  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  NOTICE AND PROXY STATEMENT 2014 ANNUAL REPORT TO SHAREHOLDERS  Proxy Materials Available to VIEW or RECEIVE:  .XXXX XXXX XXXX XXXX  .XXXX XXXX XXXX XXXX  How To Vote   Please Choose One of the Following Voting Methods   Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special  requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the  box marked by the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M86798-P61667.XXXX XXXX XXXX XXXXgo to www.proxyvote.com. Have the information that is printed in the  box marked by the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M86798-P61667.XXXX XXXX XXXX XXXX

Voting Items   The Board of Directors recommends you vote FOR  the following:   1. Election of Directors  Nominees:   01) Gertrude Boyle 07) Edward S. George  02) Timothy P. Boyle 08) Walter T. Klenz  03) Sarah A. Bany 09) Ronald E. Nelson  04) Murrey R. Albers 10) John W. Stanton  05) Stephen E. Babson 11) Malia H. Wasson  06) Andy D. Bryant    The Board of Directors recommends you vote FOR proposals 2 and 3:   2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2015.  3. To approve, by non-binding vote, executive compensation.  M86799-P61667

Voting Items   The Board of Directors recommends you vote FOR  the following:   1. Election of Directors  Nominees:   01) Gertrude Boyle 07) Edward S. George  02) Timothy P. Boyle 08) Walter T. Klenz  03) Sarah A. Bany 09) Ronald E. Nelson  04) Murrey R. Albers 10) John W. Stanton  05) Stephen E. Babson 11) Malia H. Wasson  06) Andy D. Bryant    The Board of Directors recommends you vote FOR proposals 2 and 3:   2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2015.  3. To approve, by non-binding vote, executive compensation.M86799-P61667

M86800-P61667